Other Income and Expenses, Net	12 Months Ended
Dec. 31, 2020
Other Income And Expenses [Abstract]
Other Income and Expenses, Net
21.	OTHER INCOME AND EXPENSES, NET

Other income and expenses, net consisted of the following:

	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2018
Research and development funding	231	132	52
Phase-out and start-up costs	(8)	(38)	(1)
Exchange gains and losses, net	8	—	4
Patent costs	(11)	(1)	(8)
Gain on sale of non-current assets	14	7	8
COVID-19 incremental costs	(32)	—	—
Other, net	—	3	(2)
Total	202	103	53

The Company receives significant public funding from governmental agencies in several jurisdictions.  Public funding for research and development is recognized ratably as the related costs are incurred once the agreement with the respective governmental agency has been signed and all applicable conditions have been met.  R&D funding received in the year ended December 31, 2017 from the Nano2017 program with the French government is subject to a financial return in the year 2024 and depends on the future cumulative sales of a certain product group over a five-year period. As such, the criteria for recognizing the grant income are not met. As at December 31, 2020, an amount of $42 million, corresponding primarily to the Nano2017 program, was reported as a liability in the consolidated balance sheet, compared to an amount of $47 million as at December

31, 2019. The Company also participates in the European Commission's Important Projects of Common Interests (IPCEI), until 2022 in France and until 2024 in Italy.  For the latter, the Company reported $206 million receivables, of which $105 million reported on the line "Other current assets" in the consolidated balance sheet for the year ended December 31, 2020.

Phase-out costs are costs incurred during the closing stage of a Company’s manufacturing facility.  They are treated in the same manner as start-up costs.  Start-up costs represent costs incurred in the start-up and testing of the Company’s new manufacturing facilities, before reaching the earlier of a minimum level of production or six months after the fabrication line’s quality certification.

Exchange gains and losses, net represent the portion of exchange rate changes on transactions denominated in currencies other than an entity’s functional currency and the changes in fair value of derivative instruments which are not designated as hedges and which have a cash flow effect related to operating transactions, as described in Note 28.

Patent costs include legal and attorney fees and payment for claims, patent pre-litigation consultancy and legal fees.  They are reported net of settlements, if any, which primarily include reimbursements of prior patent litigation costs.

COVID-19 incremental costs are mainly composed of purchases of medical disposables, such as masks and sanitizers, and other expenses related to sanitary measures undertaken to protect employees during the COVID-19 pandemic.